Annual Report

December 31, 2016

Series B

Voya Corporate Leaders® Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND	MANAGERS’ REPORT

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Industrials	27.9%
Energy	23.9%
Materials	12.9%
Financials	11.5%
Consumer Discretionary	8.6%
Utilities	6.7%
Consumer Staples	4.8%
Telecommunication Services	1.1%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2016, the Trust provided a total return of 19.39% compared to the S&P 500® Index, which returned 11.96% for the same period.

Portfolio Specifics: Outperformance for the reporting period was driven by the securities within the Trust. On the sector level, the industrials and consumer discretionary sectors contributed favorably to relative performance. Additionally, the Trust’s lack of exposure to the health care sector positively impacted relative returns. By contrast, the Trust’s lack of exposure to the information technology sector negatively impacted results. The Trust’s allocation to cash, although within typical range, was also a drag on performance. On an individual stock level basis, overweight positions in Union Pacific Corporation, Chevron Corporation and Berkshire Hathaway Inc. Class B were among the top contributors for the period. The top detractors for the period included overweight positions in Marathon Petroleum Corporation, Fortune Brands Home & Security, Inc. and Viacom Inc., Class B.

As of the end of the reporting period, the strategy’s largest sector overweights included the energy, industrials and materials sectors; the Trust does not currently hold positions within the information technology, health care or real estate sectors. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)
Union Pacific Corp.	18.0%
Berkshire Hathaway, Inc. — Class B	11.5%
Exxon Mobil Corp.	11.0%
Praxair, Inc.	6.8%
Chevron Corp.	6.7%
Marathon Petroleum Corp.	5.1%
Procter & Gamble Co.	4.8%
Honeywell International, Inc.	4.7%
Dow Chemical Co.	3.1%
Consolidated Edison, Inc.	3.0%

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 21 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds. The Trust’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
Voya Corporate Leaders® Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Corporate Leaders® Trust Fund — Series “B”, a series of Voya Corporate Leaders® Trust Fund, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders® Trust Fund — Series “B” as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 14, 2017

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

ASSETS:
Investments in securities at fair value (cost $779,785,961)	$990,984,754
Cash	29,017,947
Restricted cash (Note 2)	3,422,242
Receivables:
Participations sold	2,183,697
Dividends	714,207
Prepaid expenses	22,102
Total assets	1,026,344,949

LIABILITIES:
Payable for participations redeemed	4,268,160
Distribution payable	3,422,242
Accrued Sponsor’s maintenance fees payable	349,384
Payable for professional fees	51,842
Other accrued expenses and liabilities	456,311
Total liabilities	8,547,939

NET ASSETS:
Balance applicable to participations at December 31, 2016, equivalent to $32.99 per participation on 30,851,584 participations outstanding	$1,017,797,010

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Dividends	$25,912,450
Interest	41,034
Total investment income	25,953,484

EXPENSES:
Sponsor maintenance fee (Note 4)	4,112,284
Transfer agent fees	1,066,907
Shareholder reporting expense	90,872
Registration and filing fees	58,624
Professional fees	70,486
Custody and accounting fees (Note 4)	72,790
Miscellaneous expense	7,876
Total expenses	5,479,839
Net investment income	20,473,645

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	78,326,114
Net change in unrealized appreciation or depreciation on investments	80,860,882
Net realized and unrealized gain on investments	159,186,996
Increase in net assets resulting from operations	$179,660,641

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$20,473,645	$27,568,761
Net realized gain on investments	78,326,114	190,941,452
Net change in unrealized appreciation or depreciation on investments	80,860,882	(396,093,837)
Increase (decrease) in net assets resulting from operations	179,660,641	(177,583,624)

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(20,763,083)	(28,851,520)
Net realized gains	(5,793,667)	—
Return of capital	(13,303,971)	—
Total distributions	(39,860,721)	(28,851,520)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	62,527,887	211,006,739
Reinvestment of distributions	35,095,842	24,990,888
	97,623,729	235,997,627
Cost of participations redeemed	(331,481,699)	(661,708,516)
Net decrease in net assets resulting from participation transactions	(233,857,970)	(425,710,889)
Net decrease in net assets	(94,058,050)	(632,146,033)
NET ASSETS:
Beginning of year (period)	1,111,855,060	1,744,001,093
End of year (period)	$1,017,797,010	$1,111,855,060

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—	0.46	24.87	13.21	903,062	0.52	1.95

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

At December 31, 2016, the cost of the Trust’s portfolio of investments for tax purposes was $779,785,961.

As of December 31, 2016, the tax basis net unrealized appreciation of portfolio securities was $211,198,793, comprised of unrealized appreciation of $234,633,920 and unrealized depreciation of $(23,435,127).

As of December 31, 2016, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2016, distributions from net investment income were $20,763,083, equivalent to $0.66 per participation. For the year ended December 31, 2015, distributions from net investment income were $28,851,520, equivalent to $0.68 per participation.

For the year ended December 31, 2016, distributions from net realized gains were $5,793,667, equivalent to $0.19 per participation. For the year ended December 31, 2015, there were no distributions from net realized gains.

For the year ended December 31, 2016, distributions from tax return of capital were $13,303,971, equivalent to $0.45 per participation. For the year ended December 31, 2015, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $72,790 for the year ended December 31, 2016.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds of sales of investment securities were $5,078,486 and $273,109,730, respectively.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2016, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$806,719,445
Net unrealized appreciation in value of securities	211,198,793
Trust Fund	1,017,918,238
Distributive Fund	(121,228)
Total net assets	$1,017,797,010

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2016	Year Ended December 31, 2015
Issued on payments from holders	2,035,399	6,674,640
Issued on reinvestment of dividends and distributions/ allocations	1,079,561	838,234
Redeemed	(10,955,870)	(21,379,827)
Net decrease	(7,840,910)	(13,866,953)

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND - SERIES B	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.4%
		Consumer Discretionary: 8.6%
309,681		CBS Corp. — Class B	$19,701,906	1.9
395,364		Comcast Corp. — Class A	27,299,884	2.7
415,481		Foot Locker, Inc.	29,453,448	2.9
309,681		Viacom, Inc. — Class B	10,869,803	1.1
			87,325,041	8.6

		Consumer Staples: 4.8%
579,681		Procter & Gamble Co.	48,739,578	4.8

		Energy: 23.9%
581,081		Chevron Corp.	68,393,234	6.7
1,240,381		Exxon Mobil Corp.	111,956,789	11.0
609,781		Marathon Oil Corp.	10,555,309	1.1
1,036,472		Marathon Petroleum Corp.	52,186,365	5.1
			243,091,697	23.9

		Financials: 11.5%
718,973	@	Berkshire Hathaway, Inc. — Class B	117,178,220	11.5

		Industrials: 27.9%
415,481		Fortune Brands Home & Security, Inc.	22,211,614	2.2
951,281		General Electric Co.	30,060,480	3.0
415,481		Honeywell International, Inc.	48,133,474	4.7
1,767,424		Union Pacific Corp.	183,246,520	18.0
			283,652,088	27.9

COMMON STOCK: (continued)
		Materials: 12.9%
561,448		Dow Chemical Co.	$32,126,055	3.1
415,481		Du Pont E I de Nemours & Co.	30,496,305	3.0
588,981		Praxair, Inc.	69,022,683	6.8
			131,645,043	12.9

		Telecommunication Services: 1.1%
273,878		AT&T, Inc.	11,648,031	1.1

		Utilities: 6.7%
415,481		Ameren Corp.	21,796,133	2.2
415,481		Consolidated Edison, Inc.	30,612,640	3.0
690,889		NiSource, Inc.	15,296,283	1.5
			67,705,056	6.7
		Total Common Stock (Cost $779,785,961)	990,984,754	97.4
		Assets in Excess of Other Liabilities	26,812,256	2.6
		Net Assets	$1,017,797,010	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $779,785,961.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$234,633,920
Gross Unrealized Depreciation	(23,435,127)
Net Unrealized Appreciation	$211,198,793

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$990,984,754	$—	$—	$990,984,754
Total Investments, at fair value	$990,984,754	$—	$—	$990,984,754

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP 1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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